UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22156

Millennium Investment & Acquisition Company Inc.
(Exact name of registrant as specified in charter)

301 Winding Road, Suite 46C, Old Bethpage, NY11804
(Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code: 212 750-0373

Date of fiscal year end:12/31

Date of reporting period:  3/31/15

Item 1.  Schedule of Investments.
Millennium Investment & Acquisition Company Inc.
PORTFOLIO OF INVESTMENTS
March 31, 2015 (Unaudited)

Security	Shares	Fair Value
PRIVATE PLACEMENT - 74.57%
SMC Global Securities, Ltd. (a)
(Cost $43,356,193)	17,736,035	$7,616,081

TOTAL INVESTMENTS (Cost $43,356,193) (b) - 74.57%		$7,616,081
Other Assets less Liabilities - 25.43%		2,596,810
NET ASSETS - 100.00%		$10,212,891

(a) Security restricted as to resale.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is and differs from market value and net unrealized appreciation (depreciation of securities as follows:

	Unrealized appreciation:	$-
	Unrealized depreciation:	(36,740,112)
	Net unrealized depreciation:	(36,740,112)

The following is a summary of significant accounting policies followed by the Company in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

 (a) Valuation of Investments

Fair Value of Financial Instruments—The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by the Company’s Board pursuant to procedures approved by our Board.  Except as otherwise specifically provided in the valuation procedures the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global, at fair value as determined in good faith in accordance with the valuation procedures approved by our Board. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company's main asset is a stock ownership portion of SMC Global, which is listed, but not traded on the New Delhi Stock Exchange and Gauhati Stock Exchange. The Company values its security investments, including its position in SMC Global based on a valuation methodology that includes the examination of, as applicable, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formulas produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of SMC; (9) general information concerning the issuer’s business including, without limitation, material developments in business prospects, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12) the financial position of SMC; (13) the market value of any unrestricted securities of the same class; (14) the availability of registration rights; (15) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (16) the characteristics of the market in which the securities are purchased and sold; (17) the market value of similar securities of the same issuer or comparable companies; (18) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time; (19) changes in interest rates; (20) observations from financial institutions; (21) government (U.S. or non-U.S.) actions or pronouncements; (22) other news events; (23) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (24) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

For all securities held by the Company, when market quotations or other information used in valuing such securities are not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors and, thus, each Director may have had a different basis for his ultimate determination of value.

The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of assets and liabilities at December 31, 2014.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2015 for the Company’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Private Placement	$-	$-	$7,616,081	$7,616,081
Total	$-	$-	$7,616,081	$7,616,081

There were no transfers into or out of Level 1 and Level 2 during the period.  It is the Company's policy to record transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Placement	Total
Beginning balance	$7,616,081	$7,616,081
Change in unrealized appreciation	-	-
Ending balance	$7,616,081	$7,616,081

The total change in unrealized depreciation included in the statement of operations attributable to Level 3 investments still held at March 31, 2015 includes:

Private Placement	Total
$(35,740,112)	$(35,740,112)

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private investments are (i) an estimation of a normalized earnings level for the company and its peers and (ii) the discounts applied to the selection of comparable investments due to the private nature of the investment and the likelihood of achieving normalized earnings. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

Item 2. Controls and Procedures.

(a)  Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-Q, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-Q is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium Investment & Acquisition Company Inc.

May 30, 2015	By:	/s/ David H. Lesser
David H. Lesser
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

May 30, 2015	By:	/s/ David H. Lesser
David H. Lesser
Chief Executive Officer

May 30, 2015	By:	/s/ David H. Lesser
David H. Lesser
Chief Financial Officer